UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2007

The Bank Holdings
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	775.853.8600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 25, 2007 the Board of Directors of The Bank Holdings delared a five percent (5%) common stock dividend for shareholders of record February 15, 2007 with an ex-dividend date of February 13, 2007. For every twenty shares of common stock held, shareholders will receive one additional share of common stock.The press release announcing the the declaration of the dividend is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 is a press release announcing the declaration of a five percent common stock dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

January 31, 2007	By:	Jack B. Buchold

Name: Jack B. Buchold
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Announcing Stock Dividend